BMO Capital Markets Farm to Market Conference May 13, 2020

Forward-looking statements • Today’s presentation includes forward-looking statements that reflect Bunge’s current views with respect to future events, financial performance and industry conditions. • These forward-looking statements are subject to various risks and uncertainties. Bunge has provided additional information in its reports on file with the Securities and Exchange Commission concerning factors that could cause actual results to differ materially from those contained in this presentation and encourages you to review these factors. • Today’s presentation also includes non-GAAP financial information, for more information, see pages 6 and 7. 2 | BMO CAPITAL MARKETS FARM TO MARKET CONFERENCE

CEO comments Q1 results • Solid quarter; team executed well • GAAP EPS(1) of ($1.46) • Excluding certain gains and charges, and pre-tax mark-to-market (mtm) timing losses of ~$410 million, adjusted EPS(2) was $0.91 Outlook • Expect ~80% of Q1 mtm to reverse in 2020, heavily weighted to Q2 • Agribusiness largely in line with previous expectation • Edible Oils recovery tied to improving demand from foodservice and biofuels channels • Continue to execute on operating model; expect to exit crisis stronger and more agile Sugar & Bioenergy joint venture • FX translation losses in Q1 of $25 million were a non-cash charge • Q1 loss and equity movements reduced investment balance to $243 million as of 3/31/20 • JV’s debt is non-recourse • No obligation for further investment (1) Net income (loss) per common share – diluted (2) Net income (loss) per common share – diluted, adjusted for certain gains and charges and mark-to-market timing losses 3 | BMO CAPITAL MARKETS FARM TO MARKET CONFERENCE

Thank you

Non-GAAP reconciliations Non-GAAP measures This presentation contains certain "non-GAAP financial measures" as defined in Regulation G of the Securities Exchange Act of 1934. Bunge has reconciled these non-GAAP financial measures to the most directly comparable U.S. GAAP measures on slides 6 and 7. These measures may not be comparable to similarly titled measures used by other companies. Bunge uses Adjusted Net Income (loss) attributable to Bunge (excluding certain gains & charges and mark-to-market timing difference) and Net income (loss) per common share – diluted, adjusted (excluding certain gains & charges and mark-to- market timing differences) to facilitate a comparison of Bunge’s historical operating results and related trends. Adjusted Net Income (loss) attributable to Bunge (excluding certain gains & charges#2 and mark-to-market timing difference) and Net income (loss) per common share – diluted, adjusted (excluding certain gains & charges and mark-to-market timing differences) are calculated by excluding from Net Income (loss) attributable to Bunge and Net income (loss) per common share-diluted certain gains and charges and the mark-to-market impact of derivative contracts on certain agricultural commodities and transportation, which is recognized in GAAP earnings immediately for derivative contracts that do not qualify for hedge accounting. Adjusted Net Income (loss) attributable to Bunge (excluding certain gains & charges and mark-to-market timing difference) and Net income (loss) per common share – diluted, adjusted (excluding certain gains & charges and mark-to- market timing differences) are non-GAAP financial measures and are not intended to replace Net Income (loss) attributable to Bunge or net income (loss) per common share, the most directly comparable U.S. GAAP financial measures. Bunge’s management believes presentation of these measures allows investors to view its performance using the same measures that management uses in evaluating financial and business performance and trends without regard to certain gains and charges and the mark-to-market timing impacts of derivative contracts. These non-GAAP measures are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to net income (loss), net income (loss) per common share or any other measure of consolidated operating results under U.S. GAAP. 5 | BMO CAPITAL MARKETS FARM TO MARKET CONFERENCE

Non-GAAP reconciliation notes Below is a reconciliation of Net income (loss) attributable to Bunge to Net income (loss), adjusted (excluding certain gains & charges and mark-to-market timing differences): Quarter Ended March 31, (US$ in millions, except per share data) 2020 2019 Net Income (loss) attributable to Bunge $ (184) $ 45 Adjusted for net income effect of mark-to-market timing differences: Mark-to-market timing differences #2 319 39 Adjusted for certain gains and charges: Severance, employee benefit, and other costs 3 5 Impairment charges — 6 Sugar restructuring charges — 2 Acquisition and integration costs — 1 Adjusted Net Income attributable to Bunge (excluding certain gains & charges and mark-to-market timing differences) 138 98 Convertible preference shares dividends (8) (8) Net income (loss) - adjusted (excluding certain gains & charges and mark-to-market timing differences) $ 130 $ 90 Weighted-average common shares outstanding – diluted, adjusted 142 142 Net income (loss) per common share - diluted, adjusted (excluding certain gains & charges and mark-to-market timing differences) $ 0.91 $ 0.63 6 | BMO CAPITAL MARKETS FARM TO MARKET CONFERENCE

Non-GAAP reconciliation notes Below is a reconciliation of Net income (loss) per common share – diluted to Net income (loss) per common share – diluted, adjusted (excluding certain gains and charges and mark-to-market timing differences): Quarter Ended March 31, #2 2020 2019 Continuing operations: Net income (loss) per common share - diluted $ (1.46) $ 0.26 Mark-to-market timing differences 2.25 0.27 Certain gains & charges 0.02 0.10 Adjustment of redeemable noncontrolling interest 0.10 — Net income (loss) per common share – diluted adjusted (excluding certain gains & charges and mark-to-market timing differences) $ 0.91 $ 0.63 7 | BMO CAPITAL MARKETS FARM TO MARKET CONFERENCE